Exhibit 10.3
                                     Warrant

THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED, UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.


                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                            FIELDS TECHNOLOGIES, INC.


This certifies that AW Fields Acquisition, LLC and its assignees (the "Holder") are entitled, subject to the terms set forth below, to purchase from Fields Technologies, Inc. (the "Company"), a Delaware corporation, a number of shares of common stock, $.01 par value, of the Company (the "Common Stock") equal to the Final Number of Common Shares (as defined in the securities purchase agreement dated March 27, 2002 between the Company and AW Fields Acquisition, LLC (the "Purchase Agreement")), upon surrender of this warrant at the principal office of the Company referred to below, together with a notice of exercise in the form of annex 1 duly completed and executed (the "Notice of Exercise"), and simultaneous payment for the shares in lawful money of the United States, or otherwise as provided below, at the exercise price referred to in section 2.

1. Term. Subject to the terms set forth in this warrant, this warrant shall be exercisable, in whole or in part, at any time before 5:00 p.m., New York time, on March 27, 2005, and shall not be exerciseable thereafter.

2. Exercise Price. The exercise price at which this warrant may be exercised shall equal $0.15 per share of Common Stock, as adjusted from time to time pursuant to section 9. Upon each adjustment of the exercise price pursuant to section 9, the number of shares of Common Stock that may be purchased upon exercise of this warrant shall be adjusted to the product of (a) the number of shares of Common Stock that may be purchased upon exercise of this warrant immediately after the issuance of this warrant on _______, 2002, and (b) a fraction determined by dividing (i) the exercise price at which this warrant may be exercised immediately after the issuance of this warrant on __________, 2002, and (ii) the exercise price at which this warrant may be exercised immediately after that adjustment of the exercise price pursuant to section 9.

3. Exercise of Warrant. This warrant is exercisable by the Holder in whole at any time or in part from time to time by the surrender of this warrant and the Notice of Exercise duly completed and executed by the Holder, at the principal office of the Company, (a) upon payment to the Company by wire transfer of the purchase price of the shares to be purchased, and/or (b) if the fair market value of one share of Common Stock is greater than the exercise price (at the date of calculation, as set forth below), and unless the Company shall have given the Holder written notice in accordance with section 10 of a Termination Event referred to in clause (z) of the last sentence of section 10, the Holder may elect to receive a number of shares of Common Stock computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                          A

Where    X = the number of shares of Common Stock to be issued to the Holder;

         Y = the number of shares of Common Stock purchasable under this warrant or, if only a portion of this warrant is being exercised, the number of shares of Common Stock purchasable in respect of the portion being cancelled (at the date of such calculation);

         A = the fair market value of one share of Common Stock (at the date of such calculation); and

         B = the exercise price (as adjusted to the date of such calculation).

For purposes of this calculation, the fair market value of one share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the over-the-counter market or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System ("NASDAQ") or on any national securities exchange on which the Common Stock is listed, whichever is applicable, for the five trading days immediately prior to the date of determination of fair market value. If, on a particular trading day for which the fair market value of one share of Common Stock is to be determined, the Common Stock is not quoted in the over-the-counter market or on NASDAQ and is not listed on any national securities exchange, or no such prices are available, the fair market value of one share of Common Stock shall be reasonably determined by the Company's board of directors. For purposes of Rule 144 under the Securities Act of 1933 (the "Act"), the Company and the Holder agree that the exercise of this warrant in accordance with clause (b) above shall be deemed to be a conversion of such portion of the warrant into Common Stock, to the fullest extent permitted under Rule 144.

4. Fractional Shares. No fractional shares shall be issued upon exercise of this warrant. At the Company's sole discretion, in lieu of any fractional share to which the Holder would otherwise be entitled, the Company may make a cash payment equal to the fair market value of a share of Common Stock on the date of exercise multiplied by that fraction.

5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this warrant, the Company at its expense shall execute and deliver, in lieu of this warrant, a new warrant of identical tenor and amount.

6. Rights of Stockholders. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise of this warrant for any purpose, nor shall anything in this warrant be construed to confer upon the Holder, as such, any rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this warrant shall have been exercised.

7. Transfers. The Holder may transfer this warrant by executing an assignment in the form of annex 2 and delivering this warrant and the executed assignment form in the same manner as a negotiable instrument. The Company, on surrender of this warrant for exchange, properly endorsed on the assignment form and at its expense, shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder may direct (on payment by the Holder of any applicable transfer taxes), for the number of shares issuable upon exercise of this warrant. The Holder, by acceptance of this warrant, acknowledges that this warrant and the shares of Common Stock to be issued upon exercise of this warrant are being or will be acquired by the Holder for investment, and that the Holder shall not offer, sell, or otherwise dispose of this warrant or any shares of Common Stock to be issued upon exercise of this warrant, except under circumstances that will not result in a violation of the Act or any state securities laws.

8. Reservation of Stock. As long as this warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this warrant and, from time to time, shall take all steps necessary to amend its certificate of incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this warrant.

         9.       Adjustments

                  (a) (i) If, at any time after the issuance of this warrant and prior to the sale by the Holder, its members, or their affiliates or associates, to third parties pursuant to Rule 144 under the Act or a registration statement under the Act, of 60% or more of all the shares of Common Stock issued or issuable pursuant to this warrant and the Purchase Agreement, the Company issues or sells, or, in accordance with section 9(b), is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the greater of the exercise price in effect immediately prior to the issuance or sale and the fair market value of a share of Common Stock on the date of issuance or sale, in the case of an issuance or sale of shares of Common Stock in consideration for a business, or interests in a business, the Company or any of its subsidiaries is acquiring (an "Acquisition"), or 85% of the fair market value of a share of Common Stock on the date of issuance or sale, in each other case, then, immediately upon the issuance or sale, the exercise price shall be reduced to an amount equal to the product of (A) the exercise price in effect immediately prior to the issuance or sale and (B) an amount determined by dividing (1) the sum of (a) the product of (i) the greater of the exercise price in effect immediately prior to the issuance or sale and the fair market value of a share of Common Stock on the date of issuance or sale, and (ii) the number of shares of Common Stock Deemed Outstanding immediately prior to the issuance or sale, plus (b) the consideration, if any, received by the Company upon the issuance or sale, by (2) an amount equal to the product of (a) the greater of the exercise price in effect immediately prior to the issuance or sale and the fair market value of a share of Common Stock on the date of issuance or sale and (b) the number of shares of Common Stock Deemed Outstanding immediately after the issuance or sale.

                  (ii) Notwithstanding the foregoing or anything to the contrary in section 9(b)(i) or 9(b)(ii), (A) there shall be no adjustment to the exercise price as a result of the issuance of (1) up to an aggregate of 25,000,000 shares of Common Stock in accordance with section 2.1A2 of the Reorganization Agreement (as defined in schedule 3.3 to the Purchase Agreement) (as adjusted for any stock splits, reverse stock splits, share combinations, stock dividends, or similar reclassifications) or (2) securities contemplated by item 3(a), 3(c), or 4 in schedule 3.3 to the Purchase Agreement, (B) there shall be no adjustment to the exercise price as a result of any issuance pursuant to section 5.4 of the Purchase Agreement or any adjustment of the exercise price (i) under section 9(g) or (ii) of any option in accordance with item 4 in schedule 3.3 to the Purchase Agreement, and
         (C) if, at any time after the issuance of this warrant and except for any issuance or sale referred to in clause (A) or (B) above, the Company issues or sells, or, in accordance with section 9(b), is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than 80% of the exercise price in effect immediately prior to the issuance or sale, then, immediately upon the issuance or sale, the exercise price shall be reduced to the amount of that per share consideration.

                  (iii) Exhibit 9(a)(iii) sets forth selected examples of calculations pursuant to this section 9(a).

         (b) Effect on Exercise Price of Certain Events. For purposes of determining the exercise price under section 9(a), the following shall be applicable:

                  (i) Issuance of Rights or Options. In case at any time after the issuance of this warrant the Company shall in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable (with or without further consideration) for Common Stock (such warrants, rights, or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale by the Company of all such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) is less than the greater of the exercise price in effect immediately prior to the grant or sale or the fair market value of a share of Common Stock at the date of grant or sale, in the case of a grant or sale in consideration for an Acquisition, or 85% of the fair market value of a share of Common Stock at the date of grant or sale, in each other case, then the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding when computing the exercise price. Except as otherwise provided in section 9(b)(iii), no adjustment of the exercise price shall be made upon the actual issuance of Common Stock or Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) Issuance of Convertible Securities.In case at any time after the issuance of this warrant the Company shall in any manner issue (whether directly or upon assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the total amount received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) is less than the greater of the exercise price in effect immediately prior to the issuance or sale or the fair market value of a share of Common Stock at the date of issuance or sale, in the case of an issuance or sale in consideration for an Acquisition, or 85% of the fair market value of a share of Common Stock at the date of issuance or sale, in each other case, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding when computing the exercise price. If any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the exercise price have been or are to be made pursuant to other provisions of this section 9(b), no further adjustment of the exercise price shall be made by reason of the issuance or sale. Except as otherwise provided in section 9(b)(iii), no adjustment of the exercise price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (iii) Change in Option Price or Conversion Rate. If (A) the exercise price provided for in any Option referred to in section 9(b)(i), (B) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in section 9(b)(i) or 9(b)(ii), (C) the additional consideration, if any, payable upon the issuance of any Convertible Securities issuable upon the exercise of any Options referred to in section 9(b)(i), (D) the number of shares of Common Stock issuable upon the exercise of Options referred to in section 9(b)(i), or (E) the rate at which Convertible Securities referred to in section 9(b)(i) or 9(b)(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), then, upon the happening of such event, the exercise price shall forthwith be readjusted to the exercise price that would have been in effect had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration, number of shares, or conversion rate, as the case may be, at the time initially granted, issued, or sold. Upon the expiration of any Option referred to in section 9(b)(i) or the expiration or termination of any right to convert or exchange Convertible Securities referred to in section 9(b)(i) or (ii), the exercise price then in effect shall forthwith be increased to the exercise price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (iv) Consideration for Stock. In case any shares of Common Stock, Options, or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any amounts paid or receivable for accrued interest or accrued dividends and any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options, or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration at the time of such issuance or sale, as reasonably determined by the board of directors of the Company, without deduction of any amounts paid or receivable for accrued interest or accrued dividends and any expenses incurred or any underwriting commissions or concessions therewith. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for no consideration.

                  (v) Treasury Shares; Full Dilution. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held solely by or for the account of the Company, but the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this section 9(b).

         (c) Subdivision or Combination of Common Stock. In case the Company shall at any time subdivide (by any stock split, stock dividend, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the exercise price shall be proportionately reduced, and, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the exercise price shall be proportionately increased. Any dividend or other distribution made upon any capital stock of the Company payable in Common Stock or in any security convertible into or exercisable for Common Stock without or for nominal consideration shall be deemed to be a subdivision for purposes of this section 9(c).

         (d) Reorganization, Reclassification, Merger, or Distribution. If any of the following shall occur: (i) any distribution on the capital stock of the Company or capital reorganization or reclassification of such capital stock that is effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, evidence of indebtedness, or other assets (other than cash dividends out of current or retained earnings) with respect to or in exchange for Common Stock; (ii) any consolidation or merger to which the Company is a party, other than a merger in which the Company is the continuing corporation and does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, the outstanding shares of Common Stock of the Company; or (iii) any sale or conveyance of all or substantially all the property or business of the Company as an entirety; then, as a condition of such distribution, reorganization, classification, consolidation, merger, sale, or conveyance, lawful and adequate provisions shall be made whereby the Holder shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of this warrant, such shares of stock, securities, evidence of indebtedness, or assets as may be issued or payable in such transaction with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such exercise had such distribution, reorganization, reclassification, consolidation, merger, sale, or conveyance not already taken place, and in such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions of this warrant (including, without limitation, provisions for adjustment of the exercise price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, evidence of indebtedness, or assets thereafter deliverable upon the exercise of such rights. Anything in this warrant to the contrary notwithstanding, if the provisions of this section 9(d) shall be deemed to apply to any distribution, reorganization, reclassification, consolidation, merger, sale, or conveyance in respect of the Company or its capital stock, no duplicative adjustments shall be made to the exercise price pursuant to section 9(b) or 9(c) upon the occurrence of such distribution, reorganization, reclassification, consolidation, merger, sale, or conveyance.

         (e) Notice of Adjustment. Upon any adjustment of the exercise price, then and in each such case the Company shall give written notice thereof (i) by certified or registered mail, postage prepaid, (ii) by a nationally known overnight delivery service, or (iii) delivered by hand, addressed to the Holder at his address as shown on the books of the Company, which notice shall state the exercise price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

         (f) Limitations on Adjustments. Anything in this warrant to the contrary notwithstanding, no adjustment of the exercise price shall be required, unless such adjustment, either by itself or with other adjustments not previously made, would require a change of at least $0.0001 in such exercise price; provided, that any adjustment that, by reason of this section 9(f), is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (g) Additional Issuance. If, from time to time prior to the earlier of 5:00 p.m., New York time, on March 20, 2005 and the time this warrant shall have ceased to be exercisable pursuant to section 10, the exercise price of this warrant shall have been reduced pursuant to this section 9 (but excluding sections 9(c) and 9(d)), the Company shall, immediately after such adjustment to the exercise price, issue to the Holder, for no additional consideration, a number of additional shares of Common Stock calculated so that:

                  (i) the sum of the number of shares of Common Stock issued upon exercise of this warrant that are then beneficially owned by the Holder, its members, and their affiliates and associates, plus

                  (ii) the number of shares of Common Stock required to be issued pursuant to this section 9(g), equals

                  (iii) the product of:

                           (A) the number of shares of Common Stock issued upon
                  such exercise that are then beneficially owned by the Holder, its members, and their affiliates and associates, and

                           (B) a fraction determined by dividing (i) the
                  exercise price of this warrant at the time of such exercise, by (ii) the exercise price at the time of the issuance pursuant to this section 9(g).

For purposes of determining the number of shares of Common Stock issued upon exercise of this warrant that are beneficially owned at a particular time by the Holder, its members, or their affiliates or associates, and if, from time to time, the Holder, its members, or their affiliates or associates sell or otherwise dispose of any shares of Common Stock (whether or not issued upon exercise of this warrant), they shall be deemed to have sold the shares of Common Stock in the order in which they acquired them.

         (h) Definitions. As used in this warrant, (i) "affiliate" and "associate" have the meanings given them in Rule 12b-2 under the Securities Exchange Act of 1934, and (ii) "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at that time, plus the number of shares of Common Stock deemed to be outstanding at that time pursuant to sections 9(b)(i) and (ii), whether or not the Options or Convertible Securities are exercisable at that time.

10. Early Termination. The Holder shall have no right to exercise this warrant at any time after the later of (a) the consummation of a Termination Event (as defined below), and (b) the 20th trading day following the date on which the Company gives the Holder the written notice referred to in the next sentence. The Company shall give the Holder not fewer than 20 trading days' advance written notice of the consummation of a Termination Event. As used in this agreement, the term "Termination Event" means (y) the consummation of a merger of the Company with an unaffiliated third party, in which the shares of Common Stock are converted solely into the right to receive cash, or (z) if the Common Stock is quoted on NASDAQ or the New York Stock Exchange (the "NYSE") or American Stock Exchange (the "AMEX"), the average of the closing price of the Common Stock on any 30 consecutive trading days on NASDAQ, the NYSE, or the AMEX, as the case may be, during the period commencing on October 1, 2002 and ending on March 31, 2003 equals or exceeds 225% of the exercise price at which this warrant may then be exercised.

11. Amendments. This warrant may be amended only by an instrument executed by the Company and the Holder.

12. Governing Law. This warrant shall be governed by and construed in accordance with the law of the state of New York, applicable to agreements made and to be performed in New York, without giving effect to its conflict of laws principles.

Dated: ___________, 2002


                                     FIELDS TECHNOLOGIES, INC.


                                     By: _______________________________________
                                     Name:______________________________________
                                     Title: ____________________________________

                                                                         ANNEX I

                               NOTICE OF EXERCISE

To:  Fields Technologies, Inc.

(1) The undersigned hereby irrevocably elects to purchase _________ shares of Common Stock of Fields Technologies, Inc. pursuant to the attached warrant, and tenders payment of the purchase price for such shares (a) by a cash payment of $__________ and/or (b) by electing to receive ____________shares of Common Stock pursuant to section 3(b) of the warrant.

(2) In exercising the warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired for investment, and that the undersigned shall not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933 or any state securities laws.

(3) Please issue a certificate or certificates representing such shares of Common Stock, and, to the extent the Company determines not to issue fractional shares, pay any cash for any fractional share, to:

Name                                Address                   Number of Shares




(4) Please issue a new warrant for the unexercised portion of the attached warrant in the name of the undersigned and/or, if the undersigned has completed an assignment form in the form of annex 2 to the warrant, in such other names and amounts as specified in the assignment form.


Dated:_______________________________     Holder:_______________________________

                                          By:___________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                                                         ANNEX 2

                                 ASSIGNMENT FORM

For value received, the undersigned registered owner of this warrant hereby sells, assigns and transfers to the assignee named below all the rights of the undersigned under the warrant attached to this assignment with respect to the number of shares of Common Stock set forth below:

Name of Assignee                    Address                   Number of Shares





The undersigned represents and warrants to the Company that the assignee has represented and warranted to the undersigned that (a) it is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933 (the "Act"), (b) by reason of its business or financial experience, it has the capacity to protect its own interests in connection with the acquisition of this warrant and the underlying shares of Common Stock, and (c) this warrant and the shares of Common Stock to be issued upon exercise of this warrant are being acquired for investment and that it shall not offer, sell, or otherwise dispose of this warrant or any shares of stock to be issued upon exercise of this warrant, except under circumstances that will not result in a violation of the Act or any state securities laws. Further, the undersigned represents and warrants to the Company that it has furnished the assignee a copy of this instrument, and the assignee has acknowledged that, upon exercise of this warrant, the assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act.

Dated:_______________________________     Holder:_______________________________

                                          By:___________________________________
                                          Name: ________________________________
                                          Title: _______________________________